Exhibit 10.8

NOTE MODIFICATION AGREEMENT

This NOTE MODIFICATION AGREEMENT (“Agreement”), dated effective as of August 31, 2015, amends and supplements that certain Amended and Restated Subordinated Promissory Note dated April 2, 2013 (the “Note”) in the original principal amount of $2,355,331.00 (which amended and restated that certain Subordinated Promissory Note in the original principal amount of $3,060,000.00) issued by American Addiction Centers, Inc., a Nevada corporation (“Maker”) and payable to the order of  Michael Blackburn, an individual resident of Florida (“Payee”).

RECITAL

Maker and Payee desire to amend the Note as follows:

AGREEMENTS

In consideration of the promises and agreements contained in the Note, as amended hereby, Maker and Payee agree as follows:

1.Payment.  Concurrently with the execution hereof, Maker has paid and Payee acknowledges receipt of a $250,000.00 payment on the outstanding principal balance of the Note.

2.Modification Interest Rate.  The first paragraph is hereby amended to change the interest payable on the principal amount of $1,195,000.00 from the annual rate equal to 3.125% per annum to an annual rate equal to six and one-quarter percent (6.25%) per annum.

3.Modification of Maturity Date.  The definition of Maturity Date set forth in Section 1(a)(ii) of the Note is hereby amended to delete August 31, 2015 and replace it with February 29, 2016.

4.Full Force and Effect.  Except as expressly amended hereby, the Note shall remain in full force and effect.

5.Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

6.Amendments.  This Agreement cannot be amended, rescinded, supplemented or modified except in writing signed by the parties hereto.

7.Counterpart Signature Pages.  This Agreement may be executed in one or more counterparts and may be delivered by facsimile or electronic mail, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MAKER:

AMERICAN ADDICTION CENTERS, INC.

By:/s/ Michael Cartwright

Name: Michael Cartwright

Title: Chairman and Chief Executive Officer

PAYEE:

/s/ Michael Blackburn

Michael Blackburn